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                                                                   EXHIBIT 10.14


                           --------------------------
                             Lease Modification #1
                           --------------------------

                    This Agreement made the 26th day of March, 1999, is by and
                                            -----       ------
                    between SIXTH & VIRGINIA PROPERTIES, a Washington General Partnership, hereinafter called "Owner," and Pointshare
                                                                 ----------
                    Corporation formerly known as HealthKnowledge Corporation, a
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                    Delaware Corporation, hereinafter called "Tenant."

                    Owner and Tenant have executed a Lease dated the 1st day of
                                                                     ---
                    September, 1997 and Assignment of Lease and Acceptance dated
                    ------------------------------------------------------------
                    the 27th of July, 1998. Said Lease and Assignment of Lease
                    ----------------------
                    and Acceptance from I-Broadcast to HealthKnowledge Corporation is for approximately 252 square feet on the 20th
                                                     ---                    ----
                    floor, Suite 2010 and approximately 1,577 square feet on the
                           -----------------------------------------------------
                    20th floor, Suite 2002 of The Westin Building, hereinafter
                    -----------------------
                    referred to as "Building," situated in the City of Seattle, County of King, State of Washington, located at 2001 Sixth Avenue and located on the following real property:

                       Lots 11 and 12 (less portion for street), Block 15 of Addition to town of Seattle, as laid off by Heirs of Sarah A. Bell, deceased, (commonly known as Heirs of Sarah A. Bell's Addition to the City of Seattle) as per plat recorded in Volume 1 of plats, page 103, records of King County, Washington.

                    Now, therefore, for valuable consideration Owner and Tenant as parties hereto agree that the Lease will be modified, effective the 1st day of March, 1999, as Follows:
                                  ---        -----

                    Article 1 (a) shall be modified to read in its entirety as follows:
                       a. Floors of The Westin Building on which Premises are
                          located: Combining Adjacent Suite 2002 with Suite 2010

                    Article l (b) shall be modified to read in its entirety as follows:
                       b. Agreed floor area of Premises: Effective March 1,
                          1999, the agreed floor area of Premises shall be a total of One Thousand Eight Hundred Twenty Nine (1,829) rsf consisting of Suite 2002; One Thousand Five Hundred Seventy Seven (l,577} square feet and suite 2010, of approximately Two Hundred Fifty Two
                          (252) square feet as shown on exhibit "A" attached hereto which includes an allowance for core and/or common areas used by Tenant.

                    Article l (c) shall be modified to read in its entirety as follows:
                       c. The term of this lease (hereinafter Lease Term ) shall
                          be extended through February 29, 2004.

                    Article 1 (d) shall be modified to read in its entirety as follows:
                       d. Monthly Base Rent;
                          Monthly base rent shall be increased from the current combined Base Rent of Three Thousand Eight Hundred Sixty Three and 00/100 ($3,863.00) Dollars as follows:

                            March 1, 1999 - September 30, 1999       $4,573.00
                            October 1, 1999 - February 28, 2002      $5,182.00
                            March 1, 1002 - February 29, 2004        $5,487.00

                    Article 1 (j)shall be modified to read in its entirety as follows:
                       j.  Parking:
                         During the Lease Term, Owner shall provide Tenant with

                         three (3) unreserved parking spaces, including an
                         ---------
                         appro-
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                         priate pro-rata share of "carpool" stalls, for
                         automobiles in The Westin Building Garage. Parking spaces shall be provided from 7:00 a.m. to 6:00 p.m. Monday through Friday (the Normal Parking Hours), and as otherwise available outside of Normal Parking Hours. Tenant acknowledges that parking spaces may not always be available outside of Normal Parking Hours.

                         Tenant shall pay in advance the monthly charge established by Owner for said parking spaces, on the same date that monthly rent is due hereunder. If Tenant fails to pay such charges when due, Owner may (i) immediately cease to provide the parking spaces for which Tenant has failed to pay, or (ii) continue to provide the parking spaces and require that Tenant pay the monthly parking charge, with interest at 12% per annum, from the date due. Tenant may discontinue future use and payment for any parking space upon written notice to Owner. Tenant shall not be entitled to any rebate for discontinued use of any parking space prior to the end of the month. Upon initial occupancy of Garage, the charge for each parking space shall be One Hundred Seventy Dollars ($ 170.00 ) per month (including tax). From time to time during this Lease, the charge for parking spaces may be increased to the then-prevailing rate for similar parking services in the immediate area.

                         Owner shall maintain the right to pass on to Tenant all applicable parking taxes. Parking taxes shall not include real estate taxes for the Garage or any federal income tax.

                    Article 1 (l) Security Deposit shall be modified to read in its entirety as follows:
                       l. Security Deposit
                          Owner is holding Twelve Thousand Four Hundred Twenty Eight and 00/100 Dollars ($12,428.00) as security for the performance by Tenant of every covenant and condition to be performed by Tenant under this Lease. Upon payment of the said deposit, Owner shall deliver to Tenant a written receipt therefor. The deposit may be commingled with other funds of Owner, and Tenant shall not be entitled to interest thereon. If Tenant shall default with respect to any covenant or condition of this Lease, including but not limited to the payment of Base Monthly Rent, additional rent or parking charges, and such default is not cured after ten (10) days written notice as provided in Article 14, Owner may apply, but shall not be required the whole or any part of the deposit to the payment of any sum in default, and any other reasonable amounts which Owner may be required to spend by reason of Tenant's default. In the event Owner so applies all or any part of the deposit, Tenant shall replenish the amount so applied within ten (10) days of Owner's written demand. Should Tenant comply with all of the covenants and conditions of this Lease, the deposit shall be returned to Tenant (or, at the option of Owner, to the last assignee of Tenant's interest in this Lease) at the expiration of the Lease Term. If the Owner assigns its interest in this Lease, Owner shall not be relieved of its obligations to Tenant hereunder until the security deposit is transferred to Owner's assignee.

                    Article l (p) shall be modified to read in its entirety as follows:
                       p. Copper Meet-Me Room Access

                          Tenant shall have the privilege to use in common with
                          other Building tenants the 19th floor Meet-Me Room
                          (the "Meet-Me Room") and associated wiring systems.
                          Owner shall supervise the maintenance of the room by
                          tenant users and shall use reasonable means to ensure
                          this facility is available to Tenant. Tenant agrees to
                          abide
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                         by all written regulations for use of the Meet-Me Room
                         established jointly by Owner and tenant-users and provided to Tenant, including, but not limited to the "Survival Manual for Communications Companies" in the Westin Building, the present version of which has been provided to Tenant. If Tenant violates any such regulation and fails to cure the same immediately upon Owner's demand (or within any reasonable cure period established by Owner in its sole discretion) Owner may withdraw Tenant's privilege to use the Meet-Me Room. Tenant understands and agrees that Meet-Me Room access is a privilege and not a right, and that Owner's right to exclude Tenant from Meet-Me Room access as stated herein is absolute and not subject to RCW 59.12 et. seq.

                         Owner shall not be liable for damages, nor shall the rental herein reserved be abated, for Owner's failure to provide Meet-Me Room access, functions and services, when such failure or delay is caused by an event of "Force Majeur" (as defined in Article 30), or by the making of necessary repairs to the Premises or Building (provided that Owner has used reasonable efforts not to interfere with or interrupt the conduct of Tenant's business at the Premises), nor shall the temporary failure to furnish any of such services due to such events be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.


                         For Copper Meet-Me Room usage, as of April 15, 1998,
                             ------                     ---------------------
                         Tenant has paid for the one-time usage fee of Five
                         --------------------------------------------------
                         Hundred and 00/100 Dollars ($500.00).
                         ------------------------------------

                         For each DSX panel or DS3 module placed in the room, Tenant shall pay a one-time fee of Three hundred sixty eight and 00/100 dollars ($368.00) per DSX and/or one hundred eighty four and 00/100 dollars ($184.00) per DS3 module and a recurring monthly charge of Seventy Five and 00/100 Dollars ($75.00) per Panel installed within the room.

                    Article 1(r)shall be modified to read in its entirety as follows:
                      r. HVAC (Heating, Ventilating, and Air Conditioning):

                         Owner grants Tenant the right to install, at Tenant's sole cost, its own HVAC equipment in Premises. This equipment shall he considered Tenant's trade fixture. Tenant's HVAC equipment shall be connected in a manner approved by the Building Engineer, which approval shall not be unreasonably withheld, conditioned or delayed. Owner represents and warrants to Tenant that at all times during the Lease Term, Owner shall have available for Tenant's heating and ventilation needs at the Premises not more than Three (3) tons of HVAC cooling
                                  --------
                         capacity.  Owner agrees to allow Tenant to an
                                    ----------------------------------
                         additional Three (3) tons of HVAC cooling capacity
                         --------------------------------------------------
                         after December 31, 1999 subject to availability.
                         -----------------------------------------------

                         Owner shall not be liable for damages, nor shall the rental herein reserved be abated, for Owner's failure to furnish or delay in furnishing HVAC cooling, when such failure or delay is caused by an event of Force Majeur or by the making of necessary repairs to the Premises or Building (provided that Owner has used reasonable efforts not to interfere with or interrupt the conduct of Tenant's business at the Premises), nor shall the temporary failure to furnish any of such services due to such events be construed as eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.
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                         Tenant shall pay to Owner within thirty (30) days of
                         commencement of Lease a sum equal to Seven Hundred Fifty & 00/100 ($750.00) per ton of committed capacity (see above). In addition, Tenant shall pay within ten
                         (10) days of invoice a quarterly fee for Tenant's pro rata, per ton share of the costs charged to all users of the cooling tower for Owner's costs and expenses of operating and maintaining the cooling tower, including, but not limited to, chemical treatment, electrical usage and water consumption

                    Article l(s)shall be modified to read in its entirety as follows:
                      s. Essential Power:

                         Tenant shall have the right to the following additional amounts of "Essential Power" (defined below):

                            (i) amperes of 480 volt Essential Power ("Minimum Capacity") which shall be made available by Owner to Tenant pursuant to the following schedule:


                             --------------------------------------------------
                                                              MINIMUM AMT. OF
                               PHASE          DATE            ESSENTIAL POWER
                                              ----          AVAILABLE TO TENANT
                             --------------------------------------------------
                                         4th Quarter, 1999   10 Amps of 480V
                             --------------------------------------------------
                                         January 1, 2000     15 Amps of 480V
                             --------------------------------------------------

                         At all times during the Term of this Lease, Owner shall maintain the Essential Power system to ensure that the then-current minimum level of Essential Power is delivered by Owner to Tenant through The Westin Building electrical system.

                         Owner shall not be liable for damages, nor shall the rental herein reserved be abated, for Owner's failure to furnish or delay in furnishing Essential Power, when such failure or delay is caused by an event of Force Majeur or by the making of necessary repairs to the Premises or Building (provided that Owner has used reasonable efforts not to interfere with or interrupt the conduct of Tenant's business at the Premises), nor shall the temporary failure to furnish any of such services due to such events be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

                         Tenant shall pay to Owner a connection charge of Seven Hundred Fifty and 00/100 Dollars ($750.00) per ampere of minimum Essential Power based on the schedule above within 10 days of date shown: Tenant shall pay all costs associated with wiring the Essential Power system from the riser to Tenant's Premises, as well as its pro rata share of any annual maintenance costs. As of this
                                                                     ----------
                         date, Tenant has Fifteen (15) amps of 480V of Essential
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                         Power.
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                    NEW
                         Liability Insurance
                         Tenant at its sole cost and expense shall obtain and maintain in full force and effect during the Lease term commercial general liability insurance insuring against any and all claims for injury to or death of persons and loss of or damage to property occurring in, on or about the Premises in form and amounts satisfactory to Owner, but in any case with a single combined liability limit of not less than $1,000,000. All such insurance shall be written by companies satisfactory to Owner, shall name Sixth & Virginia Properties as additional insured parties, and shall contain a provision requiring thirty days' written notice to Owner and to Owner's mortgagees
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                         (if any) before cancellation or change in coverage,
                         scope or amount of insurance. Prior to taking possession of the Premises, Tenant shall furnish Owner with the certificate of such policy, and renewal certificates shall be furnished to Owner prior to the expiration of any expiring policy.

           EXCEPT to the extent herein revised, amended or modified, all terms, conditions and provisions of said Lease are hereby affirmed and ratified in all respects.

           OWNER:                                 TENANT:
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           SIXTH & VIRGINIA PROPERTIES,             POINTSHARE CORPORATION
             A Washington General Partnership        A Delaware Corporation

            By Clise Properties, Inc,, a Partner
                /s/                                     /s/
            By__________________________________    By__________________________
                                                         VP Finance

            Its_________________________________    Its_________________________

                                                         4/27/99
            Date________________________________    Date________________________



             State of Washington
             County of King

             I certify that I know or have satisfactory evidence that A.M, Clise
                                                                      ----------
             is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of CLISE PROPERTIES INC., a partner of SIXTH & VIRGINIA
             ---------
             PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

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
             Dated_______________________________
                                                      _______________________________________________
                                                                    (Name legibly printed or stamped)
                                                                                 Jennifer A. Richards
                                                                                ---------------------
                                                     Notary Public in and for the State of Washington,
                                                                                 residing at Issaquah

                                                              My appointment expires: February 7, 2003

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